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                                                                   Exhibit 10.21


                              TAX-SHARING AGREEMENT


         This Tax-Sharing Agreement is entered into as of November 24, 1997, between Western Resources, Inc., a Kansas corporation ("Western Resources"), and Protection One, Inc., a Delaware corporation ("Protection One"), with reference to the following facts:

         A. Concurrently with the execution and delivery hereof, Protection One is issuing to Western Resources an aggregate of 68,673,402 shares of the common stock, par value $.01 per share, of Protection One, pursuant to a Contribution Agreement dated as of July 30 1997, as amended, by and between Western Resources and Protection One (the "Contribution Agreement").

         B. As contemplated by the Contribution Agreement, Western Resources and Protection One desire to enter into this Tax-Sharing Agreement to provide for the payment of tax liabilities and provide for certain other tax matters.

         NOW, THEREFORE, the parties hereto hereby agree that income taxes (U.S. and state) shall be accounted for and tax liabilities shall be accounted for between Protection One and its subsidiaries, on the one hand, and Western Resources and its subsidiaries, on the other, in accordance with the Tax Sharing and Allocation Policy, a copy of which is attached hereto, with Protection One and its subsidiaries constituting a separate "subsidiary group" for purposes of such policy.

         IN WITNESS WHEREOF, Western Resources and Protection One have executed this Agreement as of the date first above written.

                                    WESTERN RESOURCES, INC.

                                    By:    /s/ Steve Kitchen
                                           -----------------------------------
                                    Title: Executive Vice President and Chief
                                           Financial Officer
                                           -----------------------------------



                                    PROTECTION ONE, INC.


                                    By:    /s/ James A. Mackenzie
                                           -----------------------------------
                                    Title: President and CEO
                                           -----------------------------------
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SUBJECT                                        SECTION NO.                       PAGE
Tax Sharing and Allocation Policy              6.90                              1 of 3
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                        TAX SHARING AND ALLOCATION POLICY

STATEMENT OF FACTS
------------------


         This policy statement will set forth the general guidelines with respect to the accounting for income taxes (U.S and state) and the allocation of the consolidated tax liabilities among the subsidiary groups.

         Western Resources, Inc. files a consolidated return with its subsidiaries, all of which are 100 percent owned. In most jurisdictions, cash subsidiary group files separate company state income tax returns; however, a consolidated Kansas return is filed.

Subsidiary Groups
-----------------


         The consolidated U.S. and any consolidated state tax liability shall be allocated among the following subsidiary groups:

          o    Western Resources, Inc.

          o    Kansas Gas and Electric Company and Subsidiaries

          o    Astra Resources, and Subsidiaries


Tax Provision
-------------


         Each subsidiary group shall calculate its U.S. and state tax provision and liability on stand-alone separate company basis. Such provision shall be recorded at the highest U.S. and state tax rate. This means that each subsidiary group shall calculate its tax liability for their subsidiary group as if it was a separate entity. The separate calculation includes a separate calculation for all taxes, including alternative minimum tax (AMT).
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         Taxes for any foreign subsidiary owned by any member of the group shall be recorded at the foreign country's tax rate. If any taxes are required to be recorded in the U.S. for foreign dividends received or for equity earnings in subsidiary, said income tax provision shall be calculated by the separate group; however, the foreign tax credit calculation shall be determined by taking into consideration any consolidated facts that affect taxation of the foreign source income. For example, any allocation under SEC. 861 shall be based upon the allocation made at the consolidated level.

         If a subsidiary or a subsidiary group has a taxable loss or tax benefit for which a benefit will be derived in the consolidated return, P&L benefit, both U.S. and state (negative provision - receivable from parent), shall be recorded by the subsidiary group. The provision calculated shall be made utilizing the maximum U.S. and state rate for the consolidated jurisdiction. If, after booking the regular tax benefit, it is determined that an AMT tax would exist on a separate company basis, the AMT tax must also be recorded. The effect of this is that the current payable is increased and deferred taxes are decreased. There will be no P&L effect by recording the AMT tax liability. Payment for the tax benefit is covered under the section entitled Payment of Tax Benefits.

Tax Return and Estimated Tax Payments
-------------------------------------


         Each subsidiary or subsidiary group shall pay to the parent two days prior to the payment date their share of any consolidated U.S. (regular or AMT) or state income tax payment calculated on a stand-alone basis.

         Western Resources shall make all consolidated tax payments to the taxing authority. State payments for separate state returns shall be paid by the subsidiary groups directly to the taxing authority.

Payment of Tax Benefits
-----------------------


         If a subsidiary group generates a taxable loss or other tax benefit which is utilized in the consolidated return, Western Resources shall pay to that subsidiary the separate return benefit recorded by that subsidiary group.
If a subsidiary or subsidiary group has a separate company or a group consolidated net operating loss, and that subsidiary or subsidiary group files a separate consolidated state return not including Western Resources, no payment shall be made to that subsidiary or subsidiary group for that separate state
NOL.
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SUBJECT                                        SECTION NO.                       PAGE
Tax Sharing and Allocation Policy              6.90                              3 of 3
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SECTION                                        APPROVED BY                       EFFECTIVE DATE
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Adjustments
-----------


         If, upon examination of the consolidated U.S. or state income tax return an adjustment to the consolidated tax liability is determined, such adjustment shall be calculated at the subsidiary group level and the tax and interest paid to Western Resources. Such payment shall include taxes, penalties, and interest accruable from the due date of the return to the date or the deficiency payment.

Recordkeeping
-------------


         Western Resources shall maintain detailed records calculating the consolidated tax liability and benefits payable to subsidiary groups. Such records shall also include the detailed record of the cash payments or intercompany charges for payments to and from parent and subsidiary group.

Separate Returns
----------------


         Any separate state returns shall be the responsibilities of the subsidiary or the subsidiary group, and any payments, both declaration and return payments, shall be made directly to the taxing authority by such subsidiary or subsidiary group.